CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
Revenues
System and concept development		$ 149,179
Product	$ 1,787
Total revenues	1,787	149,179
Cost of revenues	1,730	2,332
Gross profit	57	146,847
Operating expenses
Research and development	1,300,265	565,516
Marketing and sales	823,685	549,552
General and administrative	932,017	1,093,637
Total operating expenses	3,055,967	2,208,705
Loss from operations	(3,055,910)	(2,061,858)
Other income (expense)
Financing costs	(276,694)	(36,900)
Interest expense	(100,061)	(171,072)
Loss on sale of equipment	(2,011)
Loss on settlement of liabilities	(403,133)	(57,722)
Other	6,000	(58,347)
Net (loss)	$ (3,831,809)	$ (2,385,899)
Net (loss) per share
Basic and diluted loss per common share (in Dollars per share)	$ 0.00	$ 0.00
Weighted average shares used to compute net loss per share
Basic and diluted weighted average common shares outstanding (in Shares)	896,518,105	601,765,763